UNITED STATES
                                         SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, D.C. 20549

                                                      FORM 8-K
                                                   CURRENT REPORT
                                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                                           SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)         AUGUST 16, 2004
                                                  -----------------------------



                      TELEGLOBE INTERNATIONAL HOLDINGS LTD
             (Exact Name of Registrant as Specified in its Charter)

          BERMUDA                     000-50780                    98-0417192
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
        of Organization)                                    Identification No.)


                                 P.O BOX HM 1154
                                 10 QUEEN STREET
                             HAMILTON HM EX, BERMUDA

                        (Address of Principal Executive
                          Offices, including Zip Code)

                                 (441) 296-4856

                        (Registrant's telephone number,
                              including area code)
                                       N/A
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

As part of its ongoing review of ITXC's operations in connection with the post-merger integration of the Company and ITXC, the Company has identified and is investigating potential instances of noncompliance with the Foreign Corrupt Practices Act relating to ITXC's operations in African countries. As of the date of filing of this Current Report on Form 8-K, the Company has not identified, and the Company does not believe it is likely, that any material adjustment to its financial statements is or will be necessary as a result of its investigation. The Company has notified the U.S. Securities and Exchange Commission and the U.S. Department of Justice of this matter. This matter does not affect the Company's conclusions with respect to the effectiveness of its disclosure controls and procedures.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TELEGLOBE INTERNATIONAL
                                        HOLDINGS LTD

Date: August 16, 2004                   By: /s/ Gerald Porter Strong
                                            -----------------------------------
                                             Name: Gerald Porter Strong
                                             Title:  President and Chief
                                                     Executive Officer